Exhibit 10.3

PLACEMENT AGENCY AGREEMENT

December 14, 2021

H.C. Wainwright & Co., LLC

430 Park Avenue

New York, New York 10022

Ladies and Gentlemen:

Introduction. Subject to the terms and conditions herein (this “Agreement”), ERYTECH Pharma S.A., a société anonyme organized under the laws of France and registered with the Register of Commerce and Companies (Registre du Commerce et des Sociétés) of Lyon under number 479 560 013 (the “Company”), hereby agrees to sell up to an aggregate of 769,608 units of shares with warrants attached (Actions à bons de souscription d’actions or ABSAs) (the “Units”), each consisting of (i) four ordinary shares, par value €0.10 per share (each, a “Share”) and (ii) three warrants, each to purchase one Share (each, a “Warrant”) directly to various investors (each, an “Investor” and, collectively, the “Investors”) through H.C. Wainwright & Co., LLC, as placement agent (the “Placement Agent”). Immediately upon creation, each Share within a Unit will be transferred to Société Générale, as custodian under the Deposit Agreement (as defined below), for the account of The Bank of New York Mellon (the “Depositary”) and the Depositary will issue one American Depositary Share (“ADS”) instead of such Share to the Investor purchasing such Unit. The Shares underlying the Warrants collectively are referred to herein as the “Warrant Shares.” The Shares, including as represented by the ADSs, the Warrants and the Warrant Shares collectively are referred to herein as the “Securities.” The documents executed and delivered by the Company and the Investors in connection with the Offering (as defined below), including, without limitation, an investor subscription agreement (the “Subscription Agreement”) and the terms and conditions of the Warrants, together with this Agreement shall be collectively referred to herein as the “Transaction Documents.” The purchase price to the Investors for each Unit is $10.20 corresponding to €9.04 (the “Offering Price”) and corresponding to $2.55 per ADS and €2.26 per Share, based upon the exchange rate as in effect on the date hereof as published by the European Central Bank and as agreed between the Company and the Placement Agent and the exercise price to the Investors for each Share issuable upon exercise of the Warrants is €2.83. The Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Offering.

The Company has, for the purpose of listing the Shares and the Warrant Shares on the regulated market of Euronext Paris (“Euronext”), prepared a French-language Prospectus, which will be filed with the French Financial Markets Authority (Autorité des Marchés Financiers) (the “AMF”), consisting of (i) the universal registration document (Document d’Enregistrement Universel) filed with the AMF under number D. 21-0103 on March 8, 2021 (the “Document d’Enregistrement Universel”), (ii) the first amendment to the Document d’Enregistrement Universel filed on April 29, 2021 (the “Amendement au Document d’Enregistrement Universel”) and the second amendment to the Document d’Enregistrement Universel to be filed with the AMF on or about December 14, 2021 (together with the Amendement au Document d’Enregistrement Universel, the “Amendments au Document d’Enregistrement Universel”), (iii) a securities note (Note d’opération) (the “Note d’Opération”) and (iv) a summary of such listing prospectus (included in the Note d’Opération) (collectively, the “French Listing Prospectus”), which is expected to receive the approval of the AMF on or about December 14, 2021.

The Units will be issued by way of a capital increase without preferential rights for existing shareholders by way of an offer reserved for specified categories of investors under the provisions of Article L.225-138 of the French Commercial Code, pursuant to the eighteenth resolution of the Company’s combined general shareholders’ meeting held on June 25, 2021. Each prospective investor of Units shall have executed a Subscription Agreement.

The Company hereby confirms its agreement with the Placement Agent as follows:

Section 1.    Agreement to Act as Placement Agent.

On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, the Placement Agent shall be the exclusive placement agent in connection with the offering and sale by the Company of the Units pursuant to the Company’s registration statement on Form F-3 (File No. 333-259690) under the Securities Act of 1933, as amended (the “1933 Act”), with the terms of such offering (the “Offering”) to be subject to market conditions and negotiations between the Company, the Placement Agent and the prospective Investors. The Placement Agent will act on a reasonable best efforts basis and the Company agrees and acknowledges that there is no guarantee of the successful placement of the Units, or any portion thereof, in the prospective Offering. Under no circumstances will the Placement Agent or any of its “Affiliates” (as defined below) be obligated to underwrite or purchase any of the Units for its own account or otherwise provide any financing. The Placement Agent shall act solely as the Company’s agent and not as principal. The Placement Agent shall have no authority to bind the Company with respect to any prospective offer to purchase Units and the Company shall have the sole right to accept offers to purchase Shares and may reject any such offer, in whole or in part. Subject to the terms and conditions hereof, payment of the purchase price for, and delivery of, the Units shall be made on or before December 20, 2021 (the “Closing Date”). As compensation for services rendered, on the Closing Date, the Company shall pay to the Placement Agent the fees and expenses set forth below:

(i)    A cash fee equal to 7% of the gross proceeds received by the Company from the sale of the Units at the closing of the Offering (the “Closing”).

(ii)    The Company also agrees to pay the Placement Agent (i) $50,000 for non-accountable expenses, (ii) up to $100,000 for fees and expenses of legal counsel and other out-of-pocket expenses, and (iii) closing costs, which shall also include the reimbursement of the out-of-pocket cost of the escrow agent or clearing agent, as applicable, which closing costs shall not exceed $15,950.

Section 2.    Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants to the Placement Agent as of the date hereof, and as of the Closing Date, as follows:

(1)    Compliance with Registration Requirements. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form F-3 (File No. 333-259690), including any amendments as may have been required under the 1933 Act and the rules and regulations (“1933 Act Regulations”) of the Commission thereunder and all information, documents and exhibits filed with or incorporated by reference into such registration statement (together, the “Registration Statement”). The Company and the Depositary have prepared and filed with the Commission a registration statement relating to ADSs on Form F-6 (File No. 333-201279) for registration under the 1933 Act (the “ADS Registration Statement”). At the time of the filing of the Registration Statement with the Commission, and as of the date hereof, the conditions for use of Form F-3, set forth in the General Instructions thereto, including General Instruction I.B.1, were and have been satisfied. The Registration Statement and the ADS Registration Statement are effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement have been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

The base prospectus, relating to the offering, issuance and sale of ordinary shares, ADSs representing ordinary shares and warrants to purchase ordinary shares or ADSs, in the form in which it appeared in the Registration Statement is herein called the “Base Prospectus.” Promptly after execution and delivery of this Agreement, the Company will prepare and file with the Commission a final prospectus supplement to the Base Prospectus relating to the Securities and the Offering thereof in accordance with the provisions of Rule 430B and Rule 424(b) under the 1933 Act Regulations. Such final supplemental form of prospectus (including the Base Prospectus as so supplemented), in the form filed with the Commission pursuant to Rule 424(b) under the 1933 Act is herein called the “Prospectus.”

(2)    Registration Statement, Prospectus and Disclosure. At the time the Registration Statement, the ADS Registration Statement and any amendments thereto became effective, as of the date hereof and as of the Closing Date, the Registration Statement, the ADS Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the 1933 Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, as of the date of the Prospectus or any amendment or supplement thereto and as of the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

At the respective times the Prospectus or any amendment or supplement thereto will be filed pursuant to Rule 424(b) under the 1933 Act, and as of the Closing Date and at any time when a prospectus is required (or, but for the provisions of Rule 172 under the 1933 Act, would be required) by applicable law to be delivered in connection with sales of the Units (whether to meet the requests of purchasers pursuant to Rule 173(d) under the 1933 Act or otherwise), neither the Prospectus nor any amendments or supplements thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The Prospectus and any amendments or supplements to any of the foregoing filed or to be filed as part of the Registration Statement or any amendment thereto, or filed or to be filed pursuant to Rule 424 under the 1933 Act, or delivered or to be delivered to the Placement Agent for use in connection with the offering of the Units, complied or will comply when so filed or when so delivered, as the case may be, in all material respects with the 1933 Act and the 1933 Act Regulations.

At the respective times that the Registration Statement, any Rule 462(b) Registration Statement or any amendment to any of the foregoing were filed and as of the earliest time after the filing of the Registration Statement that the Company or any other offering participant made a bona fide offer of the Securities within the meaning of Rule 164(h)(2) under the 1933 Act, and at the date hereof, the Company was not and is not an “ineligible issuer” as defined in Rule 405 under the 1933 Act, in each case without taking into account any determination made by the Commission pursuant to paragraph (2) of the definition of such term in Rule 405 under the 1933 Act; and without limitation to the foregoing, the Company has at all relevant times met, meets and will at all relevant times meet the requirements of Rule 164 under the 1933 Act for the use of a free writing prospectus (as defined in Rule 405 under the 1933 Act) in connection with the offering contemplated hereby.

The copies of the Registration Statement and any Rule 462(b) Registration Statement and any amendments to any of the foregoing and the copies of each preliminary prospectus, each free writing prospectus that is required to be filed with the Commission pursuant to Rule 433 under the 1933 Act and the Prospectus and any amendments or supplements to any of the foregoing, that have been or subsequently are delivered to the Placement Agent in connection with the offering of the Securities (whether to meet the request of purchasers pursuant to Rule 173(d) under the 1933 Act or otherwise) were and will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. For the purposes of this Agreement, references to the “delivery” or “furnishing” of any of the foregoing documents to the Placement Agent, and any similar terms, include, without limitation, electronic delivery.

The French Listing Prospectus (i) when filed with will be true, complete and accurate in all material respects and not misleading in any material respect and (ii) when filed with and approved by the AMF will comply with the requirements of applicable French law, including French securities law, AMF’s regulation and European Commission Delegated Regulation (EU) no. 2019/980, as amended and European Commission Delegated Regulation (EU) no. 2019/979, as amended.

(3)    Foreign Private Issuer. The Company is a “foreign private issuer,” as such term is defined in Rule 405 under the 1933 Act.

(4)    Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus (the “Incorporated Documents”), when they were filed or will be filed with the Commission, conformed or will conform in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the rules and regulations promulgated thereunder (the “1934 Act Regulations”), and none of the Incorporated Documents, when they were filed or will be filed with the Commission, contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made not misleading; and any further documents so filed and incorporated by reference in the Registration Statement or the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(5)    Compliance with AMF Requirements and French Laws and Regulations. The press releases published in France in relation to the Offering and the listing of the Securities conforms in all material respects, with the requirements set forth by applicable laws, including AMF regulations and European Commission Delegated Regulation (EU) no. 2019/980, as amended.

(6)    Distribution of Offering Material by the Company. The Company has not distributed and will not distribute, prior to the completion of the Offering, any offering material in connection with the offering and sale of the Securities other than the Prospectus.

(7)    Authorization of the Agreement. The Company has the requisite corporate power and authority to enter into, to consummate the transactions contemplated by the Transaction Documents and to deliver the Units pursuant to the Transaction Documents and otherwise to carry out its obligations hereunder. The execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Company’s board of directors or the Company’s shareholders in connection herewith other than in connection with the Required Approvals. The Transaction Documents have been duly executed and delivered by the

Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(8)    No Applicable Registration or Other Similar Rights. Except as described in the Registration Statement and the Prospectus, there are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or the ADS Registration Statement or included in the offering contemplated by the Transaction Documents, except for such rights as have been duly excluded, waived or satisfied.

(9)    No Material Adverse Change. Since the date of the latest audited financial statements included within the Company’s latest Annual Report on Form 20-F, except as specifically disclosed in a subsequent Form 6-K filed prior to the date hereof: (i) there has been no material adverse change or any development that would reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, shareholders’ equity, business, properties, operations, assets, liabilities or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change being referred to herein as a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, including without limitation any losses or interference with its business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute or court or governmental action, order or decree, that are material, individually or in the aggregate, to the Company and its subsidiaries, considered as one entity, or has entered into any material transactions not in the ordinary course of business; and (iii) there has not been any material decrease in the share capital or any material increase in any short-term or long-term indebtedness of the Company or its subsidiaries and there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, by any of the Company’s subsidiaries on any class of share capital, or any repurchase or redemption by the Company or any of its subsidiaries of any class of share capital.

(10)    Authorization of the Deposit Agreement. The Amended and Restated Deposit Agreement dated as of May 14, 2018, among the Company, Depositary and the owners and holders of ADSs from time to time, as such agreement may be further amended or supplemented (the “Deposit Agreement”) has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity; upon due issuance of the ADSs against the deposit of the Shares in respect thereof in accordance with the Deposit Agreement, such ADSs will be duly and validly issued and the holders and beneficial owners thereof will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADSs conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

(11)    Authorization of Securities. The Securities have been duly authorized in accordance with articles L. 225-138 of the French Commercial Code and the 18th resolution of the extraordinary general meeting held on June 25, 2021 and, when issued and paid for in accordance with the Transaction Documents, and upon delivery of the depositary certificate (certificat du dépositaire) in accordance with

Article L. 225-146 of the French Commercial Code, the Securities will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed, and will not be subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the Securities which have not been duly excluded, waived or satisfied. The Securities are being offered and sold pursuant to the Registration Statement and the ADS Registration Statement.

(12)    Independent Accountants. KPMG S.A., which has expressed its opinion with respect to the consolidated financial statements as of and for the years ended December 31, 2020, 2019 and 2018 (which term as used in this Agreement includes the related notes thereto) filed with the Commission and incorporated by reference in the Registration Statement and the Prospectus, is (i) an independent registered public accounting firm as required by the 1933 Act, the 1934 Act and the rules of the Public Company Accounting Oversight Board (“PCAOB”) whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn and (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the 1933 Act.

(13)    Financial Statements. The financial statements filed with the Commission as a part of, or incorporated by reference in, the Registration Statement and the Prospectus present fairly, in all material respects, the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations, changes in shareholders’ equity and cash flows for the periods specified. Such financial statements have been prepared in conformity with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”) applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto or as otherwise disclosed therein. No other financial statements or supporting schedules are required under applicable laws or regulations to be included in, or incorporated by reference in, the Registration Statement and the Prospectus. The financial data set forth in, or incorporated by reference in, the Registration Statement and the Prospectus, as the case may be, under the captions “Capitalization” and “Selected Financial Data,” fairly present, in all material respects, the information set forth therein on a basis consistent with that of the audited financial statements contained in or incorporated by reference in the Registration Statement and the Prospectus. All disclosures contained in or incorporated by reference in the Registration Statement, the Prospectus and any free writing prospectus that constitute non-GAAP financial measures (as defined by the rules and regulations under the 1933 Act and the 1934 Act) comply in all material respects with Regulation G under the 1934 Act and Item 10 of Regulation S-K under the 1933 Act, as applicable. To the Company’s knowledge, no person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the PCAOB, has participated in or otherwise aided the preparation of, or audited, the financial statements or other financial data filed with the Commission as a part of or incorporated by reference in the Registration Statement and the Prospectus. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(14)    Company’s Accounting System. The Company and each of its subsidiaries make and keep accurate books and records and maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(15)    Disclosure Controls and Procedures; Deficiencies in or Changes to Internal Control Over Financial Reporting. The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the 1934 Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities and (ii) except as disclosed in the Registration Statement, the Prospectus and the Company’s most recent Annual Report on Form 20-F, are effective in all material respects to perform the functions for which they were established. Except as disclosed in the Registration Statement and the Prospectus, since the end of the Company’s most recent audited fiscal year, there have been no significant deficiencies or material weakness in the Company’s internal control over financial reporting (whether or not remediated) and no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company is not aware of any change in its internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(16)    Incorporation and Power of the Company. The Company is duly constituted and is validly existing as a société anonyme under the laws of France and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing (where such concept exists) in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing outside of France would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition (financial or otherwise), earnings, business, properties, operations, assets, liabilities or prospects of the Company and its subsidiaries, considered as one entity (a “Material Adverse Effect”). Each member of the corporate bodies of the Company has been duly elected or appointed in such capacity and exercises his or her functions in accordance with applicable laws and regulations and the Company’s by-laws and internal regulations.

(17)    Subsidiaries. Each of the Company’s “subsidiaries” (for purposes of this Agreement, as defined in Rule 405 under the 1933 Act) has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership or limited liability company, as applicable, in good standing (where such concept exists) under the laws of the jurisdiction of its incorporation or organization, as the case may be, and has the power and authority (corporate or other) to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus. Each of the Company’s subsidiaries is duly qualified as a foreign corporation, partnership or limited liability company, as applicable, to transact business and is in good standing (where such concept exists) in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. All of the issued and outstanding share capital or other equity or ownership interests of each of the Company’s subsidiaries has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, charge or adverse claim. The Company does not own or control, directly or indirectly, any corporation, partnership, limited liability company, association or other entity other than the subsidiaries listed in or included as an exhibit to the Company’s most recent Annual Report on Form 20-F.

(18)    Capitalization and Other Share Capital Matters. The authorized, issued and outstanding share capital of the Company is as set forth in the Registration Statement and the Prospectus under the caption “Capitalization” (other than for subsequent issuances, if any, pursuant to employee benefit plans, free shares or upon the exercise of outstanding options or warrants (including founder’s share warrants (BSPCE) and share warrants (BSA)), in each case referred to in the Registration Statement and the Prospectus). The share capital of the Company, including the ADSs, conforms in all material respects to each description thereof contained in the Prospectus. All of the issued and outstanding Shares and any outstanding ADSs have been duly authorized and validly issued (by the Depositary in the case of American Depositary Receipts (“ADRs”)), are fully paid and non-assessable and freely negotiable and have been issued in compliance with French law and, to the extent applicable, all United States federal, state and local securities laws. None of the outstanding Shares or ADSs were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company that have not been duly excluded, waived or satisfied. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any share capital of the Company or any of its subsidiaries other than those described or disclosed in the Registration Statement and the Prospectus. The descriptions of the Company’s (i) stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, and (ii) founder’s share warrants (BSPCE), share warrants (BSA) and free shares, and the rights granted thereunder set forth in the Registration Statement and the Prospectus accurately and fairly present, in all material respects, the information required to be shown under applicable laws and regulations with respect to such plans, arrangements, options and rights. The ADRs evidencing the ADSs are in due and proper form.

(19)    Working Capital. The cash flow and working capital projections on which the Company has based its working capital statement which will be contained in Section 3.1 of the Note d’Opération have been made on reasonable grounds in good faith, after due and careful enquiry and take into account all material matters of which the Company is aware concerning the Company and its subsidiaries. All assumptions on which such working capital statement is based are reasonable and, so far as the Company is aware, there are no other material assumptions which should reasonably be taken into account in the preparation of such working capital statement.

(20)    Stock Exchange Listing. The ADSs, the Shares and the Warrant Shares are, or when issued will be, listed on the Nasdaq Stock Market (“Nasdaq”) or Euronext Paris, as applicable (collectively, the “Exchanges”), and the Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of such securities under the 1934 Act or delisting such securities from the Exchanges, nor has the Company received any notification that the Commission or the Exchanges are contemplating terminating such registration or listing. For the avoidance of doubt, the Warrants are not and will not be listed on the Exchanges or any other national securities exchange or nationally recognized trading system.

(21)    Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is in violation of its articles of association or by-laws, partnership agreement or operating agreement or similar organizational documents, as applicable, or is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, loan, credit agreement, note, lease, license agreement, contract, franchise or other instrument (including, without limitation, any pledge agreement, security agreement, mortgage or other instrument or agreement evidencing, guaranteeing, securing or relating to indebtedness) to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of their respective properties or assets are subject (each, an “Existing Instrument”), except for such Defaults as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. The Company’s execution, delivery and performance of the Transaction Documents, consummation of the transactions contemplated hereby, by the Deposit

Agreement and by the Registration Statement and the Prospectus, the issuance and sale of the Securities (including the use of proceeds from the sale of the Units as described in the Registration Statement and the Prospectus under the caption “Use of Proceeds”) (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the articles of association or by-laws, partnership agreement or operating agreement or similar organizational documents, as applicable, of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any of its subsidiaries, except for such violations, conflicts, breaches, Defaults, Debt Repayment Triggering Event, lien, charge or encumbrance specified in clauses (ii) and (iii) above as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for, or in connection with, the Company’s execution, delivery and performance of the Transaction Documents and consummation of the transactions contemplated hereby, by the Deposit Agreement and by the Registration Statement and the Prospectus, except for the publication by Euronext of a notice (avis) with respect to the listing of the Shares and such as have been obtained or made by the Company and are in full force and effect under the 1933 Act and such as may be required under applicable state securities or blue sky laws or the Financial Industry Regulatory Authority, Inc. (“FINRA”) or Nasdaq. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(22)    Compliance with Laws. The Company and its subsidiaries have been and are in compliance with all applicable laws, rules and regulations, except where failure to be so in compliance would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(23)    No Material Actions or Proceedings. There is no action, suit, proceeding, inquiry or investigation brought by or before any governmental entity now pending or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or materially and adversely affect the consummation of the transactions contemplated by this Agreement or the Deposit Agreement or the performance by the Company of its obligations hereunder or thereunder; and the aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective properties or assets is the subject, including ordinary routine litigation incidental to the business, if determined adversely to the Company or such subsidiaries, would not reasonably be expected to have a Material Adverse Effect. No labor dispute with the employees of the Company or any of its subsidiaries, or with the employees of any principal supplier, manufacturer, customer or contractor of the Company, exists or, to the knowledge of the Company, is threatened or imminent, which could reasonably be expected to result in a Material Adverse Effect.

(24)    Intellectual Property Rights. The Company and its subsidiaries own, or have obtained valid and enforceable licenses for, the inventions, patent applications, patents, trademarks, trade names, service names, copyrights, trade secrets and other intellectual property described in the Registration Statement and the Prospectus as being owned or licensed by them or which are necessary for the conduct of their respective businesses as currently conducted or as currently proposed to be conducted (collectively, “Intellectual Property”). To the Company’s knowledge: (i) there are no third parties who have rights to any Intellectual Property, except for customary reversionary rights of third-party licensors with respect to Intellectual Property that is disclosed in the Registration Statement and the Prospectus as licensed to the Company or one or more of its subsidiaries; and (ii) there is no infringement by third parties of any Intellectual Property. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Intellectual Property, challenging the validity, enforceability or scope of any Intellectual Property or asserting that the Company or any of its subsidiaries infringes or otherwise violates, or would, upon the commercialization of any product or service described in the Registration Statement, and the Prospectus as under development, infringe or violate, any patent, trademark, trade name, service name, copyright, trade secret or other proprietary rights of others; the Company is unaware of any facts which would form a reasonable basis for any of the foregoing actions, suits, proceedings or claims. To the Company’s knowledge, the Company and its subsidiaries have complied with the material terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or any subsidiary, and all such agreements are in full force and effect. The product candidates described in the Registration Statement and the Prospectus as under development by the Company or any subsidiary fall within the scope of the claims of one or more patents owned by, or exclusively licensed to, the Company or any subsidiary.

(25)    All Necessary Permits, etc. The Company and its subsidiaries possess such valid and current certificates, authorizations or permits required by French, United States (state or federal) or other foreign regulatory agencies or bodies to conduct their respective businesses as currently conducted and as described in the Registration Statement and the Prospectus (“Permits”), except where failure to so possess would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, neither the Company nor any of its subsidiaries is in violation of, or in default under, any of the Permits or has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such Permit.

(26)    Title to Properties. The Company and its subsidiaries have good and marketable title to all of the real and personal property and other assets reflected as owned in the financial statements referred to in Section 1(a)(12) above (or elsewhere in the Registration Statement and the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, adverse claims and other defects, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. The real property, improvements, equipment and personal property material to its business held under lease by the Company or any of its subsidiaries are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

(27)    Tax Law Compliance. The Company and its subsidiaries have timely filed when due all necessary United States federal, state, local, and French and foreign income, franchise and other material tax returns required to be filed through the date hereof, or have properly requested extensions thereof and have paid all taxes required to be paid by any of them through the date hereof and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except as may be being contested in good faith and by appropriate proceedings or except where the failure to file a tax return or the failure to pay any tax would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the Company or its subsidiaries is under audit by governmental authorities, and none of them has received written notice of any such audit other than with respect to routine tax audits which the Company does not reasonably believe would have a Material Adverse Effect. The Company has made adequate charges, accruals and reserves in the applicable financial statements in respect of all unpaid United States federal, state, local, and French and foreign income, franchise and other material taxes except for such taxes as could not reasonably be expected to result in a Material Adverse Effect. Except as described in the Registration Statement or the Prospectus, no transaction, documentary, stamp, capital or other issuance, registration, transaction, transfer or withholding tax or duty (including, for the avoidance of doubt, financial transaction tax as set out in Article 235 ter ZD of the Code général des impôts) is payable in France by or on behalf of the Placement Agent to any taxing authority in connection with (i) the issuance and delivery of the ADSs by the Depositary; (ii) the purchase from the Company, and the initial sale and delivery by the Company of the Units to purchasers thereof; (iii) the deposit of the Shares with the Depositary and the issuance and delivery by the Depositary of the ADRs evidencing the ADSs; or (iv) the execution and delivery of the Transaction Documents or the Deposit Agreement or any other document to be furnished hereunder.

(28)    Insurance. Each of the Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes and policies covering the Company and its subsidiaries for product liability claims and clinical trial liability claims. The Company has no reason to believe that it or any of its subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(29)    Compliance with Environmental Laws. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) neither the Company nor any of its subsidiaries is in violation of any French, United States (federal or state) or other foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”); (ii) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Law and are each in compliance with their requirements; (iii) there are no pending or, to the Company’s knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries; and (iv) to the Company’s knowledge, there are no events or circumstances existing as of the date hereof that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(30)    Parties to Lock-Up Agreements. Each of the persons listed on Exhibit A hereto has executed and delivered to the Placement Agent a lock-up agreement in the form of Exhibit B hereto. Exhibit A hereto contains a true, complete and correct list of all directors and officers of the Company.

(31)    Benefit Plans Compliance. Each benefit, pension and compensation plan, agreement, policy and arrangement that is maintained, administered or contributed to by the Company or any of its subsidiaries for current or former employees or directors of the Company or any of its subsidiaries, or with respect to which any of such entities could reasonably be expected to have any current, future or contingent liability or responsibility, has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, except as would not individually or in the aggregate be expected to have a Material Adverse Effect and except with respect to matters over which none of the Company or its subsidiaries have control; the Company and each of its subsidiaries have complied with all applicable statutes, orders, rules and regulations in regard to such plans, agreements, policies and arrangements, except as would not individually or in the aggregate be expected to have Material Adverse Effect; and the fair market value of the assets of each such plan, agreement, policy and arrangement which is required or intended to be funded (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued or earned or payments due under such plan, agreement, policy or arrangement determined using reasonable actuarial assumptions. The liabilities reflected on the relevant entity’s financial statements with respect to each such plan, agreement, policy and arrangement which is not required or intended to be funded accurately reflects the present value of all benefits earned or accrued or payments due under such plan, agreement, policy or arrangement determined using reasonable actuarial assumptions.

(32)    Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”) to which it is or has been subject, including Section 402 relating to loans.

(33)    Company Not an “Investment Company.” The Company is not, and will not be, either after receipt of payment for the Securities or after the application of the proceeds therefrom as described under the caption “Use of Proceeds” in the Registration Statement, or the Prospectus, required to register as an “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(34)    No Price Stabilization or Manipulation; Compliance with Regulation M. Neither the Company nor any of its subsidiaries has taken, directly or indirectly (without giving effect to the activities by the Placement Agent), any action designed to or that would reasonably be expected to cause or result in stabilization or manipulation of the price of the ADSs or of any “reference security” (as defined in Rule 100 of Regulation M under the 1934 Act) with respect to the ADSs, whether to facilitate the sale or resale of the ADSs or otherwise, and has taken no action which would directly or indirectly violate Regulation M under the 1934 Act. Neither the Company, nor any of its subsidiaries, has taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or that might reasonably be expected to cause or result in, the stabilization of the ADSs in violation of applicable European Union and French laws or manipulation of the price of any security of the Company to facilitate the sale or resale of the ADSs. The Company authorizes the Placement Agent to make adequate public disclosure of information, and to act as the central point responsible for handling any request from a competent authority, in each case as required by Article 6(5) of Commission Delegated Regulation (EU) 2016/1052 of March 8, 2016 with regard to regulatory technical standards for conditions applicable to buy-back programs and stabilization measures.

(35)    No Market Abuse. The Company has complied and complies with any and all applicable rules relating to market abuse (including insider trading) and has taken adequate measures and has adequate procedures in place in order to ensure such compliance, and none of the allotment of the Units, including the ADSs, the sale of the Units, including the ADSs, and the consummation of the transactions contemplated by this Agreement will constitute a violation by the Company of any applicable “insider dealing,” “insider trading” or similar legislation and no person acting on its behalf has done any act or engaged in any course of conduct constituting such violation.

(36)    Related-Party Transactions. There are no business relationships or related-party transactions, including conventions réglementées under Article L. 225-38 et seq. of the French Commercial Code, involving the Company or any of its subsidiaries or any other person required to be described in the Registration Statement or the Prospectus that have not been described as required. All related party transactions described therein have been duly authorized and executed by the Company or one of its subsidiaries, as the case may be. Neither the Company nor any of its subsidiaries is engaged in any material transaction with their respective directors, officers, management shareholders or any other person, including persons formerly holding such positions, on terms that are not available from or to other parties on an arm’s-length basis.

(37)    FINRA Matters. All of the information provided to the Placement Agent or to counsels for the Placement Agent by the Company, its counsels, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with the offering of the Units is true, complete, correct and compliant with FINRA’s rules in all material respects and any letters, filings or other supplemental information provided to FINRA by the Company pursuant to FINRA Rules or NASD Conduct Rules is true, complete and correct in all material respects.

(38)    [Reserved.]

(39)    Statistical and Market-Related Data. All statistical, demographic and market-related data included in or incorporated by reference in the Registration Statement or the Prospectus are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate in all material respects. To the extent required, the Company has obtained a written consent permitting the use of such data from such sources.

(40)    No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Registration Statement or the Prospectus.

(41)    Foreign Corrupt Practices Act and Anti-Bribery Laws. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any domestic government official, “foreign official” (as defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended) (the “FCPA”), employee, political party, political party official, or candidate for political office, from corporate funds; (iii) violated or is in violation of any applicable provision of the FCPA or the English common law offence of bribery, the U.K. Bribery Act 2010, Articles 432-11 et seq., 433-1 and 433-2, 433-22 to 433-25, 435-1 et seq. and 445-1 et seq. of the French Criminal Code, or any applicable anti-corruption laws, rules, or regulations of the European Union or any other jurisdiction in which the Company conducts business (collectively, the “Anti-Bribery Laws”); or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any domestic government official, “foreign official” as defined in the FCPA, employee, political party, political party official, or candidate for political office. The Company and its subsidiaries and, to the knowledge of the Company, the Company’s affiliates have conducted their respective businesses in compliance with all Anti-Bribery Laws, and have instituted and maintain, policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(42)    Money Laundering Laws. The operations of the Company and its subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(43)    OFAC and other Sanctions Regimes. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, after due inquiry, any director, officer, agent, employee, affiliate or person acting on behalf of the Company (except for the Placement Agent, in respect of which the Company makes no representation) or any of its subsidiaries is (i) a person, or is owned or controlled by a person that is, designated in the most current version of the Specially Designated Nationals and Blocked Persons List or the List of Foreign Financial Institutions Subject to Part 561, which are both maintained by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), or any applicable prohibited party list maintained by any U.S. government agency, French government agency, the European Union, or Her Majesty’s Treasury, or (ii) currently subject to any sanctions administered by OFAC, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or any French government agency (collectively, the “Sanctions”). The Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, any joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person, or in any country or territory, that currently is subject to any Sanctions prohibiting such financing, or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as a sales agent, advisor, investor or otherwise) of Sanctions.

(44)    Lending and Other Relationship. Except as disclosed in the Registration Statement and the Prospectus, (i) neither the Company nor the Subsidiary has a lending or similar relationship with the Placement Agent or any bank or other lending institution affiliated with the Placement Agent; (ii) the Company will not, directly or indirectly, use any of the proceeds from the sale of the Securities by the Company hereunder to reduce or retire the balance of any loan or credit facility extended by the Placement Agent or any of its “affiliates” or “associated persons” (as such terms are used in FINRA Rule 5121) or otherwise direct any such proceeds to the Placement Agent or any of its “affiliates” or “associated persons” (as so defined); and (iii) there are and have been no transactions, arrangements or dealings between the Company or the Subsidiary, on one hand, and the Placement Agent or any of its “affiliates” or “associated persons” (as so defined), on the other hand, that, under FINRA Rule 5110 or 5121, must be disclosed in a submission to FINRA in connection with the offering of the Securities contemplated hereby or disclosed in the Registration Statement or Prospectus.

(45)    Stop Transfer Instructions. The Company has, with respect to any Securities or other share capital owned or held (of record or beneficially) by any other Persons who have entered into or are required to enter into an agreement in the form of Exhibit B hereto, instructed the Depositary, transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the period beginning on the date hereof and continuing through the close of trading on the date that is the 90th day immediately following the date of the Prospectus (the “Lock-Up Period”) and, during the Lock-Up Period, the Company will not cause or permit any waiver, release, modification or amendment of any such stop transfer instructions or stop transfer procedures without the prior written consent of the Placement Agent.

(46)    Brokers. Except pursuant to this Agreement, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of the transactions contemplated by this Agreement.

(47)    Submission to Jurisdiction. The Company has the power to submit, and hereby legally, validly, effectively and irrevocably submits, to the personal jurisdiction of each United States federal court and New York state court located in the Borough of Manhattan, in the City of New York, New York, U.S.A. (each, a “New York Court”), and the Company has the power to designate, appoint and authorize, and hereby legally, validly, effectively and irrevocably designates, appoints and authorizes an agent for service of process in any action arising out of or relating to this Agreement or the Securities in any New York Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company.

(48)    No Rights of Immunity. Except as provided by laws or statutes generally applicable to transactions of the type described in this Agreement, neither the Company nor any of its properties, assets or revenues has any right of immunity under French, New York or United States law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any French, New York or United States federal court, from service of process, attachment upon or prior judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the Deposit Agreement. To the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Company waives or will waive such right to the extent permitted by law and consents to such relief and enforcement.

(49)    Forward-Looking Statements. Each financial or operational projection or other “forward-looking statement” (as defined by Section 27A of the 1933 Act or Section 21E of the 1934 Act) contained in the Registration Statement or the Prospectus (i) was so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances and (ii) is accompanied by meaningful cautionary statements identifying those factors that could cause actual results to differ materially from those in such forward-looking statement. No such statement was made with the knowledge of an executive officer or director of the Company that it was false or misleading.

(50)    Emerging Growth Company Status. As of the date of this Agreement, the Company is an “emerging growth company,” as defined in Section 2(a) of the 1933 Act. The Company agrees to notify the Placement Agent promptly upon the Company ceasing to be an emerging growth company.

(51)    Clinical Data and Regulatory Compliance. The preclinical tests and clinical trials, and other studies (collectively, “studies”) being conducted by or sponsored by the Company that are described or disclosed in, or the results of which are referred to in, the Registration Statement or the Prospectus were and, if still pending, are being conducted in all material respects in accordance with the experimental protocols, procedures and controls designed and approved for such studies and with accepted standard medical and scientific research procedures; each description or disclosure of the results of such studies contained in the Registration Statement and the Prospectus is accurate and complete in all material respects and fairly presents the data derived from such studies, and the Company and its subsidiaries have no knowledge of any other studies the results of which are inconsistent with, or otherwise call into question, the results described or referred to in the Registration Statement and the Prospectus when viewed in the context in which such results are described and the state of development; the Company and its subsidiaries have made all such filings and obtained all such approvals as may be required by the Food and Drug Administration of the U.S. Department of Health and Human Services or any committee thereof or from any other U.S. or foreign government or drug or medical device regulatory agency (including the Agence Nationale de Sécurité du Médicament et des Produits), or health care facility Institutional Review Board (collectively, the “Regulatory Agencies”) to conduct their respective businesses as currently conducted and as described in the Registration Statement or the Prospectus; except as disclosed in the Registration Statement or the Prospectus, neither the Company nor any of its subsidiaries has received any notice of, or correspondence from, any Regulatory Agency requiring the termination, suspension or modification of any clinical trials conducted by or on behalf of the Company, other than ordinary course communications with respect to modifications in connection with the design and implementation of such trials; and the Company and its subsidiaries have each operated and currently are in compliance in all material respects with all applicable rules, regulations and policies of the Regulatory Agencies.

(52)    No Contract Terminations. Neither the Company nor any of its subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Prospectus, or any free writing prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement or the ADS Registration Statement, or any document incorporated by reference therein, and no such termination or non-renewal has been threatened by the Company or any of its subsidiaries or, to the Company’s knowledge, any other party to any such contract or agreement, which threat of termination or non-renewal has not been rescinded as of the date hereof, except as described or contemplated by the Registration Statement, the Prospectus or where such termination or non-renewal would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(53)    Dividend Restrictions. Other than as prohibited or restricted by law, no subsidiary of the Company is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such subsidiary’s equity securities or from repaying to the Company or any other subsidiary of the Company any amounts that may from time to time become due under any loans or advances to such subsidiary from the Company or from transferring any property or assets to the Company or to any other subsidiary.

(54)    Privacy Laws. The Company and each of its subsidiaries are, and, at all prior times within the past five years, were, in material compliance with all applicable data privacy and security laws and regulations, including, without limitation, to the extent applicable, the Health Insurance Portability and Accountability Act (“HIPAA”), as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. Section 17921 et seq.) and the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679) (collectively, “Privacy Laws”). In a manner reasonably designed to comply with the Privacy Laws, the Company and each of its subsidiaries have in place, materially comply with, and take steps reasonably designed to comply in all material respects with their policies and procedures governing data privacy and security and the collection, storage, use, disclosure, handling and analysis of Personal Data (the “Policies”). The Company provides materially accurate notice of its Policies when and to the extent required by Privacy Laws to its customers, employees, third party vendors and representatives. The Policies provide materially accurate and legally sufficient notice of the Company’s then-current privacy practices relating to its subject matter and such Policies do not contain any material omissions of the Company’s then-current privacy practices. “Personal Data” means any information defined as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) Protected Health Information as defined by HIPAA; (iv) “personal data” as defined by GDPR and (v) any similar terms under the Privacy laws. None of such disclosures made or contained in any of the Policies have been inaccurate, misleading, deceptive or in violation of any Privacy Laws in any material respect. To the Company’s knowledge, the execution, delivery and performance of this Agreement or any other agreement referred to in this Agreement will not result in a breach of any Privacy Laws or Policies. Neither the Company nor any of its subsidiaries, (i) has received written notice of any actual or potential liability under, or actual or potential violation of, any of the Privacy Laws and has no knowledge of any event or condition that would reasonably be expected to result in such notice, (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any Privacy Laws arising from any allegations of noncompliance with any of the Privacy Laws made by a person, governmental authority or competent supervisory authority in the European Union, or (iii) is a party to any governmental order or decree, or agreement with a governmental authority or competent supervisory authority in the European Union, that imposed any obligation or liability under any Privacy Law.

(55)    IT Systems. Within the past five years, there has been no material security breach or attack or other compromise of any of the Company’s and its subsidiaries’ information technology and computer systems, networks, hardware, software, Personal Data (including the Personal Data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (“IT Systems and Data”) that involved unauthorized access to, or malicious disruption of IT Systems and Data or other incidents involving the unauthorized access, acquisition, use or disclosure of any Personal Data within the Company’s or its subsidiaries’ possession, custody, or control, and (y) the Company and its subsidiaries have not received written notice of, and have no knowledge of any event or condition that would reasonably be expected to result in any security breach, attack or compromise to their IT Systems and Data which would, in the case of clauses (x) and (y), reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (ii) within the past five years, the Company and each of its subsidiaries have complied, and are presently in compliance in all material respects with, all applicable laws, statutes or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority that are binding on Company or its subsidiaries, and all applicable industry guidelines or standards that Company or its subsidiaries have contractually agreed to follow, internal policies and contractual obligations governing the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification and (iii) the Company and each of its subsidiaries have implemented backup and disaster recovery technology.

(56)    No Reliance. The Company has not relied upon the Placement Agent or legal counsel for the Placement Agent for any legal, tax or accounting advice in connection with the offering and sale of the Units.

(57)    Any certificate signed by an officer of the Company and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed to be a representation and warranty by the Company to the Placement Agent as to the matters set forth therein.

(58)    The Company acknowledges that the Placement Agent and, for purposes of the opinions to be delivered pursuant to Section 5 hereof, counsel to the Company and counsel to the Placement Agent, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

Section 3.    Delivery and Payment. The Company has designated Société Générale Securities Services as “banque centralisatrice” and “dépositaire” (the “Centralizing Bank”) to receive the subscriptions and payment for the subscriptions of the Units in accordance with Section 3(a) below.

(a)    Delivery of Funds. On the basis of the representations and warranties herein contained and subject to the terms and conditions set forth herein, the Placement Agent agrees to act as settlement agent for the delivery and payment of the Units. Payment of the Offering Price shall be made on or prior to the Closing Date by wire transfer of immediately available funds by the Placement Agent through its clearing agent for purposes of settlement and delivery of the Units to the account or accounts designed by the Company in writing at least two business days prior to the Closing Date, which account shall be held at the Centralizing Bank. No later than 11:00 a.m. Central European Time on the Closing Date, the Centralizing Bank shall issue the depositary certificate (certificat du dépositaire) in accordance with Article L. 225-146 of the French Commercial Code, relating to the capital increase of the Company, and shall deliver two originals of such certificate to the Company and one copy of such certificate to the Placement Agent. At least one full business day prior to the Closing Date, the Company shall have taken all actions and provided the Centralizing Bank with all notices, documents, corporate authorizations or other instruments necessary or required to effectuate the issuance of the certificat du dépositaire referred herein. If the Placement Agent’s clearing agent delivers payment of the Units and subsequent to such delivery an Investor fails to provide the necessary funds to such clearing agent for such purchase of Units, the Company shall promptly return such Investor’s Offering Price to the Placement Agent’s clearing agent and the Placement Agent shall instruct the clearing agent to promptly return the ADSs and Warrants, to the extent received.

(b)    Delivery of Units. On the Closing Date, immediately after issuing the certificat du dépositaire, the Centralizing Bank shall: (i) send to Euroclear France, in the name and on behalf of the Company, a lettre comptable for the creation of the new Shares issued in the Offering and for credit thereof no later than on the Closing Date in a securities account opened in the name and on behalf of the Company in the books of the Centralizing Bank; and (ii) transfer the underlying shares corresponding to the new Shares issued in the Offering to Société Générale, as custodian under the Deposit Agreement, for the account of the Depositary against issuance of ADSs (and/or the ADRs, if any, evidencing ADSs) in accordance with the Deposit Agreement. Delivery of the new Shares (and/or the ADRs, if any, evidencing Offered ADSs) shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Placement Agent shall otherwise instruct. Prior to the Closing Date, the Company shall have taken all actions and made all necessary filings with the Depositary and DTC to facilitate the transfer of the Shares through DTC. The Shares (and/or the ADRs, if any, evidencing the Shares) shall be registered in such names and denominations as the Placement Agent shall have requested at least one full business day prior to the Closing Date. All Warrants shall be delivered by the Centralizing Bank to the Investors to the account specified by such Investors in the Subscription Agreement.

Section 4.    Covenants and Agreements of the Company. The Company further covenants and agrees with the Placement Agent as follows:

(a)    Registration Statement Matters. The Company will advise the Placement Agent promptly after it receives notice thereof of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus has been filed and will furnish the Placement Agent with copies thereof for so long as the delivery of a prospectus is required under the 1933 Act in connection with the Offering. The Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 14 or 15(d) of the 1934 Act subsequent to the date of any Prospectus and for so long as the delivery of a prospectus is required in connection with the Offering. The Company will advise the Placement Agent, promptly after it receives notice thereof (i) of any request by the Commission to amend the Registration Statement or to amend or supplement any Prospectus or for additional information, and (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any Incorporated Document, if any, or any amendment or supplement thereto or any order preventing or suspending the use of the Prospectus or any prospectus supplement or any amendment or supplement thereto or any post-effective amendment to the Registration Statement, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the institution or threatened institution of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, Base Prospectues or a Prospectus or for additional information. The Company shall use its best efforts to prevent the issuance of any such stop order or prevention or suspension of such use. If the Commission shall enter any such stop order or order or notice of prevention or suspension at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment, or will file a new registration statement and use its best efforts to have such new registration statement declared effective as soon as practicable. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A, 430B and 430C, as applicable, under the 1933 Act, including with respect to the timely filing of documents thereunder, and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) are received in a timely manner by the Commission.

(b)    Blue Sky Compliance. The Company will cooperate with the Placement Agent and the Investors in endeavoring to qualify the Securities for sale under the securities laws of such jurisdictions (United States and foreign) as the Placement Agent and the Investors may reasonably request and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent, and provided further that the Company shall not be required to produce any new disclosure document. The Company will, from time to time, prepare and file such statements, reports and other documents as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request for distribution of the Securities. The Company will advise the Placement Agent promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(c)    Amendments and Supplements to a Prospectus and Other Matters. The Company will comply with the 1933 Act and the 1934 Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the issuance and sale of the Securities as contemplated in the Transaction Documents, Incorporated Documents and any Prospectus. If during the period in which a prospectus is required by law to be delivered in connection with the issuance and sale of Securities contemplated by the Incorporated Documents or any Prospectus (the “Prospectus Delivery Period”), any event shall occur as a result of which, in the judgment of the Company or in the opinion of the Placement Agent or counsel for the Placement Agent, it becomes necessary to amend or supplement the Incorporated Documents or any Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, as the case may be, not misleading, or if it is necessary at any time to amend or supplement the Incorporated Documents or any Prospectus or to file under the 1934 Act any Incorporated Document to comply with any law, the Company will promptly prepare and file with the Commission, and furnish at its own expense to the Placement Agent and to dealers, an appropriate amendment to the Registration Statement or supplement to the Registration Statement, the Incorporated Documents or any Prospectus that is necessary in order to make the statements in the Incorporated Documents and any Prospectus as so amended or supplemented, in the light of the circumstances under which they were made, as the case may be, not misleading, or so that the Registration Statement, the Incorporated Documents or any Prospectus, as so amended or supplemented, will comply with law. Before amending the Registration Statement or supplementing the Incorporated Documents or any Prospectus in connection with the Offering, the Company will furnish the Placement Agent with a copy of such proposed amendment or supplement and will not file any such amendment or supplement to which the Placement Agent reasonably objects.

(d)    Copies of any Amendments and Supplements to a Prospectus. The Company will furnish the Placement Agent, without charge, during the period beginning on the date hereof and ending on the Closing Date, as many copies of any Prospectus or prospectus supplement and any amendments and supplements thereto, as the Placement Agent may reasonably request.

(e)    Free Writing Prospectus. The Company covenants that it will not, unless it obtains the prior written consent of the Placement Agent, make any offer relating to the Securities that would constitute a “free writing prospectus” (as defined in Rule 405 under the 1933 Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 under the 1933 Act.

(f)    Listing. The Company undertakes to list the Shares offered in the Offering and the Warrant Shares, when issued, subject to notices of issuance from Euronext.

(g)    Earnings Statement. As soon as practicable and in accordance with applicable requirements under the 1933 Act, but in any event not later than 18 months after the Closing Date, the Company will make generally available to its security holders and to the Placement Agent an earnings statement, covering a period of at least 12 consecutive months beginning after the Closing Date, that satisfies the provisions of Section 11(a) of the 1933 Act and Rule 158 under the 1933 Act.

(h)    Periodic Reporting Obligations. During the Prospectus Delivery Period, the Company will duly file, on a timely basis, with the Commission and the Trading Market all reports and documents required to be filed under the Exchange Act within the time periods and in the manner required by the Exchange Act.

(i)    Additional Documents. The Company will enter into any subscription, purchase or other customary agreements as the Placement Agent or the Investors deem necessary or appropriate to consummate the Offering, all of which will be in form and substance reasonably mutually acceptable to the Company, the Placement Agent and the Investors. The Company agrees that the Placement Agent may rely upon, and each is a third party beneficiary of, the representations and warranties, and applicable covenants, set forth in any such purchase, subscription or other agreement with Investors in the Offering.

(j)    No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(k)    Acknowledgment. The Company acknowledges that any advice given by the Placement Agent to the Company is solely for the benefit and use of the Board of Directors of the Company and may not be used, reproduced, disseminated, quoted or referred to, without the Placement Agent’s prior written consent.

(l)    Announcement of Offering. The Company acknowledges and agrees that the Placement Agent may, subsequent to the Closing, make public its involvement with the Offering.

(m)    Reliance on Others. The Company confirms that it will rely on its own counsel and accountants for legal and accounting advice.

(n)    Research Matters. By entering into this Agreement, the Placement Agent does not provide any promise, either explicitly or implicitly, of favorable or continued research coverage of the Company and the Company hereby acknowledges and agrees that the Placement Agent’s selection as a placement agent for the Offering was in no way conditioned, explicitly or implicitly, on the Placement Agent providing favorable or any research coverage of the Company. In accordance with FINRA Rule

2711(e), the parties acknowledge and agree that the Placement Agent has not directly or indirectly offered favorable research, a specific rating or a specific price target, or threatened to change research, a rating or a price target, to the Company or inducement for the receipt of business or compensation.

(o)    Restriction on Sales of Securities. During the Lock-Up Period, the Company will not, without the prior written consent of Placement Agent, which consent may be withheld in Placement Agent’s sole discretion, directly or indirectly: (i) issue, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any ADSs, Shares or other share capital or any securities convertible into or exercisable or exchangeable for ADSs, Shares or other share capital, (ii) file or cause the filing of any registration statement under the 1933 Act with respect to any ADSs, Shares or other share capital or any securities convertible into or exercisable or exchangeable for any ADSs, Shares or other share capital (other than any Rule 462(b) Registration Statement filed to register Securities to be sold pursuant to the Transaction Documents), or (iii) enter into any swap or other agreement, arrangement, hedge or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any ADSs, Shares or other share capital or any securities convertible into or exercisable or exchangeable for any ADSs, Shares or other share capital, whether any transaction described in clause (i) or (iii) above is to be settled by delivery of ADSs, Shares, other share capital, other securities, in cash or otherwise, or publicly announce any intention to do any of the foregoing. Notwithstanding the provisions set forth in this Section 4(p), the Company may, without the prior written consent of Placement Agent, (A) issue the Securities to the Investors pursuant to the Transaction Documents; (B) issue ADSs or ordinary shares, and options or warrants (including founder’s share warrants (BSPCE) or share warrants (BSA)) to purchase ADSs or ordinary shares, pursuant to stock option plans, stock purchase or other equity incentive plans described in the Prospectus, as those plans are in effect on the date of this Agreement; (C) issue ADSs or ordinary shares upon the exercise of stock options or warrants issued under stock option or other equity incentive plans referred to in clause (B) above, as those plans are in effect on the date of this Agreement, or upon the exercise of warrants or convertible securities or notes warrants (BEOCABSA) (including those issued in the context of the convertible bond financing entered into with Alpha Blue Ocean on June 24, 2020) outstanding on the date of this Agreement, as those warrants and convertible securities are in effect on the date of this Agreement; provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities; (D) file a registration statement on Form S-8 to register ADSs or ordinary shares issuable pursuant to the terms of stock option or other equity incentive plans referred to in clause (B) above, and (E) issue ADSs or ordinary shares in connection with any strategic partnering transitions, including any joint venture, commercial or collaborative relationship or the acquisition or license by the Company of the securities, business, property or other assets of another person or entity or pursuant to any employee benefit plan as assumed by the Company in connection with any such acquisition, provided that in the case of this clause (E) the aggregate number of ADSs or ordinary shares issued in all such transactions does not exceed 10% of either the outstanding ADSs or ordinary shares, provided that such securities are issued as “restricted securities” (as defined in Rule 144 under the 1933 Act) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the Lock-Up Period, and provided further that the Placement Agent receive a signed lock-up agreement for the balance of the Lock-Up Period with respect to any such ADSs or ordinary shares so issued.

Section 5.    Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 2 hereof, in each case as of the date hereof and as of the Closing Date as though then made, to the timely performance by each of the Company of its covenants and other obligations hereunder on and as of such dates, and to each of the following additional conditions:

(a)    Compliance with Registration Requirements; No Stop Order; No Objection from the FINRA. Each Prospectus (in accordance with Rule 424(b) under the 1933 Act) and “free writing prospectus” (as defined in Rule 405 under the 1933 Act), if any, shall have been duly filed with the Commission, as appropriate; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no order preventing or suspending the use of any Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no order having the effect of ceasing or suspending the distribution of the Securities or any other securities of the Company shall have been issued by any securities commission, securities regulatory authority or stock exchange and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange; all requests for additional information on the part of the Commission shall have been complied with; and the FINRA shall have raised no objection to the fairness and reasonableness of the placement terms and arrangements.

(b)    Corporate Proceedings. All corporate proceedings and other legal matters in connection with the Transaction Documents, the Registration Statement and each Prospectus, and the registration, sale and delivery of the Securities, shall have been completed or resolved in a manner reasonably satisfactory to the Placement Agent’s counsel, and such counsel shall have been furnished with such papers and information as it may reasonably have requested to enable such counsel to pass upon the matters referred to in this Section 5.

(c)    No Material Adverse Change. Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, in the Placement Agent’s sole judgment after consultation with the Company, there shall not have occurred any Material Adverse Effect or any Material Adverse Change.

(d)    Opinion of Counsel for the Company. The Placement Agent shall have received on the Closing Date the opinion of, dated as of the Closing Date, (i) Cooley LLP, counsel for the Company, in form and substance satisfactory to the Placement Agent; (ii) Gide Loyrette Nouel, French counsel to the Company, in form and substance satisfactory to the Placement Agent and (iii) LAVOIX, French intellectual property counsel for the Company with respect to intellectual property matters, in form and substance satisfactory to the Placement Agent.

(e)    Officers’ Certificate. The Placement Agent shall have received on the Closing Date a certificate of the Company, dated as of the Closing Date, signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that, and the Placement Agent shall be satisfied that, the signers of such certificate have reviewed the Registration Statement, the Incorporated Documents, any Prospectus, and this Agreement and to the further effect that:

(i)    The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii)    No stop order suspending the effectiveness of the Registration Statement or the use of any Prospectus has been issued and no proceedings for that purpose have been instituted or are pending or, to the Company’s knowledge, threatened under the 1933 Act; no order having the effect of ceasing or suspending the distribution of the Securities or any other securities of the Company has been issued by any securities commission, securities regulatory authority or stock exchange in the United States and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange in the United States;

(iii)    When the Registration Statement became effective, at the time of sale, and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Incorporated Documents, if any, when such documents became effective or were filed with the Commission, and any Prospectus, contained all material information required to be included therein by the 1933 Act and the 1934 Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the 1933 Act and the 1934 Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and the Registration Statement and the Incorporated Documents, if any, and any Prospectus, did not and do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that the preceding representations and warranties contained in this paragraph (iii) shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Placement Agent expressly for use therein) and, since the effective date of the Registration Statement, there has occurred no event required by the 1933 Act and the rules and regulations of the Commission thereunder to be set forth in the Incorporated Documents which has not been so set forth; and

(iv)    Subsequent to the respective dates as of which information is given in the Registration Statement, the Incorporated Documents and any Prospectus, there has not been: (a) any Material Adverse Change; (b) any transaction that is material to the Company and the Subsidiaries taken as a whole, except transactions entered into in the ordinary course of business; (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries taken as a whole, incurred by the Company or any Subsidiary, except obligations incurred in the ordinary course of business; (d) any material change in the capital stock (except changes thereto resulting from the exercise of outstanding stock options or warrants) or outstanding indebtedness of the Company or any Subsidiary; (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company; or (f) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained or will have been sustained which has a Material Adverse Effect.

(f)    Stock Exchange Listing. The ADSs shall be listed on Nasdaq and the Shares and Euronext shall have issued an official notice of issuance and listing of the Shares and Warrant Shares on Euronext, and the Company shall not have taken any action designed to terminate, or likely to have the effect of terminating, the registration of such securities under the 1934 Act or delisting or suspending from trading such securities from the Exchanges, nor shall the Company have received any information suggesting that the Commission or the Exchanges are contemplating terminating such registration or listing. For the avoidance of doubt, the Warrants are not and will not be listed on the Exchanges or any other national securities exchange or nationally recognized trading system.

(g)    Certificat du dépositaire. On the Closing Date, once it has received the funds corresponding to the subscriptions, the Centralizing Bank shall issue the depositary certificate (certificat du dépositaire) provided for by Article L.225-146 of the French Commercial Code, relating to the capital increase of the Company resulting from the subscription of the Shares offered in the Offering, and shall send a copy thereof to the Company and the Placement Agent.

(h)    Lock-Up Agreements. On the Closing Date, the Placement Agent shall have received the executed lock-up agreement, in the form attached hereto as Exhibit B, from each of the directors and officers of the Company.

(i)    Corporate Documents. On the Closing Date, the Placement Agent shall have received (i) a certified copy of the by-laws (statuts) of the Company, (ii) an extrait kbis issued by the Commercial and Company Register of Lyon relating to the Company dated within three (3) business days of the Closing Date, (iii) a certificate of absence of insolvency proceedings (certificat de recherche négative de procédure collective) dated within three (3) business days of the Closing Date, (iv) certified copies of the excerpts of the minutes of (x) the combined general shareholders’ meeting of the Company dated June 25, 2021, (y) the meeting of the Board of Directors of the Company defining the main terms and conditions of the issuance of the Securities and delegating the decision to complete the issuance to the Chief Executive Officer dated November 13, 2021 and (z) the decision of the Chief Executive Officer of the Company dated on or about December 14, 2021 setting forth the final terms and conditions, including the subscription price per Unit, and deciding the issuance of the Units.

(j)    Additional Documents. On or before the Closing Date, the Placement Agent and counsel for the Placement Agent shall have received such information and documents as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 6 (Payment of Expenses), Section 7 (Indemnification and Contribution) and Section 8 (Representations and Indemnities to Survive Delivery) shall at all times be effective and shall survive such termination.

Section 6.    Payment of Expenses and taxes. The Company agrees to pay all costs, fees and expenses in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation: (i) all expenses incident to the issuance, delivery and qualification of the Securities (including all printing and engraving costs); (ii) all fees and expenses of the registrar and transfer agent of the Securities; (iii) all financial, issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities; (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors; (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Prospectus, and all amendments and supplements thereto, and this Agreement; (vi) all filing fees, reasonable attorneys’ fees and expenses incurred by the Company or the Placement Agent in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or blue sky laws or the securities laws of any other country, and, if requested by the Placement Agent, preparing and printing a “Blue Sky Survey,” an “International Blue Sky Survey” or other memorandum, and any supplements thereto, advising the Placement Agent of such qualifications, registrations and exemptions; and (vii) if applicable, the filing fees incident to the review and approval by the FINRA of the Placement Agent’s participation in the offering and distribution of the Securities; and (viii) the fees and expenses associated with including the Securities on the Exchanges.

All payments provided for under this Agreement do not include any value added tax payable thereon, if any, and shall be paid in full without any set-off or counterclaim and free and clear of, and without any deductions or withholding for, or on account of, any present or future taxes, levies duties or charges, interest or penalties of any nature unless the deduction or withholding is required by law, in which event the Company will pay such additional amount as will be required to ensure that the net amount received by the Placement Agent or any other Indemnified Person (as defined below) (as the case may be) is equal to the amount it would have received had no such deduction or withholding or charge to tax been made.

Section 7.    Indemnification and Contribution.

(a)    The Company agrees to indemnify and hold harmless the Placement Agent, its affiliates and each person controlling the Placement Agent (within the meaning of Section 15 of the 1933 Act), and the directors, officers, agents and employees of the Placement Agent, its affiliates and each such controlling person (the Placement Agent, and each such entity or person. an “Indemnified Person”) from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, the “Liabilities”), and shall reimburse each Indemnified Person for all fees and expenses (including the reasonable fees and expenses of one counsel for all Indemnified Persons, except as otherwise expressly provided herein) (collectively, the “Expenses”) as they are incurred by an Indemnified Person in investigating, preparing, pursuing or defending any Actions, whether or not any Indemnified Person is a party thereto, (i) caused by, or arising out of or in connection with, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Incorporated Document, or any Prospectus or by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than untrue statements or alleged untrue statements in, or omissions or alleged omissions from, information relating to an Indemnified Person furnished in writing by or on behalf of such Indemnified Person expressly for use in the Incorporated Documents) or (ii) otherwise arising out of or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Person’s actions or inactions in connection with any such advice, services or transactions; provided, however, that, in the case of clause (ii) only, the Company shall not be responsible for any Liabilities or Expenses of any Indemnified Person that are finally judicially determined to have resulted solely from such Indemnified Person’s (x) gross negligence or willful misconduct in connection with any of the advice, actions, inactions or services referred to above or (y) use of any offering materials or information concerning the Company in connection with the offer or sale of the Securities in the Offering which were not authorized for such use by the Company and which use constitutes gross negligence or willful misconduct. The Company also agrees to reimburse each Indemnified Person for all Expenses as they are incurred in connection with enforcing such Indemnified Person’s rights under this Agreement.

(b)    Upon receipt by an Indemnified Person of actual notice of an Action against such Indemnified Person with respect to which indemnity may be sought under this Agreement, such Indemnified Person shall promptly notify the Company in writing; provided that failure by any Indemnified Person so to notify the Company shall not relieve the Company from any liability which the Company may have on account of this indemnity or otherwise to such Indemnified Person, except to the extent the Company shall have been prejudiced by such failure. The Company shall, if requested by the Placement Agent, assume the defense of any such Action including the employment of counsel reasonably satisfactory to the Placement Agent, which counsel may also be counsel to the Company. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company has failed promptly to assume the defense and employ counsel or (ii) the named parties to any such Action (including any impeded parties) include such Indemnified Person and the Company, and such Indemnified Person shall have been advised in the reasonable opinion of counsel that there is an actual conflict of interest that prevents the counsel selected by the Company from representing both the Company (or another client of such counsel) and any Indemnified Person; provided that the Company shall not in such event be responsible hereunder for the fees and expenses of more than one firm of separate counsel for all Indemnified Persons in connection with any Action or related Actions, in addition to any local counsel. The Company shall not be liable for any settlement of any Action effected without its written consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of the Placement Agent (which shall not be unreasonably withheld), settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened Action in respect of which indemnification or contribution may be sought hereunder (whether or not such Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all Liabilities arising out of such Action for which indemnification or contribution may be sought hereunder. The indemnification required hereby shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

(c)    In the event that the foregoing indemnity is unavailable to an Indemnified Person other than in accordance with this Agreement, the Company shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Company, on the one hand, and to the Placement Agent and any other Indemnified Person, on the other hand, of the matters contemplated by this Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and the Placement Agent and any other Indemnified Person, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of fees actually received by the Placement Agent pursuant to this Agreement. For purposes of this paragraph, the relative benefits to the Company, on the one hand, and to the Placement Agent on the other hand, of the matters contemplated by this Agreement shall be deemed to be in the same proportion as (a) the total value paid or contemplated to be paid to or received or contemplated to be received by the Company in the transaction or transactions that are within the scope of this Agreement, whether or not any such transaction is consummated, bears to (b) the fees paid to the Placement Agent under this Agreement. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

(d)    The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Person’s actions or inactions in connection with any such advice, services or transactions except for Liabilities (and related Expenses) of the Company that are finally judicially determined to have resulted solely from such Indemnified Person’s gross negligence or willful misconduct in connection with any such advice, actions, inactions or services.

(e)    The reimbursement, indemnity and contribution obligations of the Company set forth herein shall apply to any modification of this Agreement and shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person’s services under or in connection with, this Agreement.

Section 8.    Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company or any person controlling the Company, of its officers, and of the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement. A successor to a Placement Agent, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Agreement.

Section 9.    Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, e-mailed or telecopied and confirmed to the parties hereto as follows:

If to the Placement Agent to the address set forth above, attention: Head of Investment Banking, e-mail: notices@hcwco.com

With a copy to:

McDermott Will & Emery LLP

One Vanderbilt Avenue

New York, New York 10017

E-mail: gemmanuel@mwe.com

Attention: Gary Emmanuel

If to the Company:

Bâtiment Adénine

60 Avenue Rockefeller

69008 Lyon

France

E-mail: gil.beyen@erytech.com

Attention: Gil Beyen, Chief Executive Officer

With a copy to:

Cooley LLP

500 Boylston Street

Boston, Massachusetts 02116

E-mail: mrecht@cooley.com

Attention: Marc Recht

And

Gide Loyrette Nouel A.A.R.P.I.,

15 rue de Laborde

75008 Paris France

E-mail: DUHAMEL@gide.com

Attention: Arnaud Duhamel

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 10.    Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 7 hereof, and to their respective successors, and personal representative, and no other person will have any right or obligation hereunder.

Section 11.    Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 12.    Governing Law Provisions. This Agreement shall be deemed to have been made and delivered in New York City and both this engagement letter and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York, without regard to the conflict of laws principles thereof. Each of the Placement Agent and the Company: (i) agrees that any legal suit, action or proceeding arising out of or relating to this engagement letter and/or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Placement Agent and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Placement Agent mailed by certified mail to the Placement Agent’s address shall be deemed in every respect effective service process upon the Placement Agent, in any such suit, action or proceeding. Notwithstanding any provision of this engagement letter to the contrary, the Company agrees that neither the Placement Agent nor its affiliates, and the respective officers, directors, employees, agents and representatives of the Placement Agent, its affiliates and each other person, if any, controlling the Placement Agent or any of its affiliates, shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with the engagement and transaction described herein except for any such liability for losses, claims, damages or liabilities incurred by us that are finally judicially determined to have resulted from the willful misconduct or gross negligence of such individuals or entities. If either party shall commence an action or proceeding to enforce any provision of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

Section 13.    General Provisions.

(a)    This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. Notwithstanding anything herein to the contrary, the Engagement Agreement, dated November 10, 2021 (“Engagement Agreement”), between the Company and Placement Agent, shall continue to be effective and the terms therein shall continue to survive and be enforceable by the Placement Agent in accordance with its terms, provided that, in the event of a conflict between the terms of the Engagement Agreement and this Agreement, the terms of this Agreement shall prevail. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

(b)    The Company acknowledges that in connection with the offering of the Securities: (i) the Placement Agent has acted at arms’ length, are not agents of, and owe no fiduciary duties to the Company or any other person, (ii) the Placement Agent owes the Company only those duties and obligations set forth in this Agreement and (iii) the Placement Agent may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Placement Agent arising from an alleged breach of fiduciary duty in connection with the offering of the Securities

[The remainder of this page has been intentionally left blank.]

If the foregoing is in accordance with your understanding of our agreement, please sign below whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

ERYTECH Pharma S.A.

By:	/s/ Gil Beyen
Name: Gil Beyen
Title: Chief Executive Officer

The foregoing Placement Agency Agreement is hereby confirmed and accepted as of the date first above written.

H.C. Wainwright & Co., LLC

By:	/s/ Mark W. Viklund
Name: Mark W. Viklund
Title: Chief Executive Officer

EXHIBIT A

LIST OF PERSONS SUBJECT TO LOCK-UP

EXHIBIT B

FORM OF LOCK-UP AGREEMENT

FORM OF LOCK-UP

AGREEMENT

December 14, 2021

H.C. Wainwright & Co., LLC

430 Park Avenue

New York, New York 10022

RE: ERYTECH Pharma S. A. (the “Company”)

Ladies and Gentlemen:

The undersigned is an officer or director of the Company and/or a record or beneficial owner of ordinary shares, nominal value €0.10 per share, of the Company (“Ordinary Shares”), or American Depositary Shares of the Company (“ADSs”), each representing one Ordinary Share, or securities convertible into or exchangeable or exercisable for ADSs or Ordinary Shares. The Company proposes to conduct a public offering of ADSs and warrants (the “Offering”) for which H.C. Wainwright & Co., LLC (“Wainwright”) will act as the placement agent. The undersigned recognizes that the Offering will benefit each of the Company and the undersigned. The undersigned acknowledges that Wainwright is relying on the representations and agreements of the undersigned contained in this letter agreement in conducting the Offering and, at a subsequent date, in entering into a placement agency agreement (the “PAA Agreement”) with the Company with respect to the Offering.

Annex A sets forth definitions for capitalized terms used in this letter agreement that are not defined in the body of this letter agreement. Those definitions are a part of this letter agreement. In addition, any capitalized terms used but not defined in the body of this letter agreement or in Annex A hereto shall have the meanings set forth in the PAA Agreement.

In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that, during the Lock-up Period, the undersigned will not (and will cause any Family Member not to), without the prior written consent of Wainwright, which may withhold their consent in their sole discretion:

•

Sell or Offer to Sell any ADSs, Ordinary Shares or Related Securities currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the undersigned or such Family Member;

•	enter into any Swap;

•

make any demand for, or exercise any right with respect to, the registration under the Securities Act of the offer and sale of any ADSs, Ordinary Shares or Related Securities, or cause to be filed a registration statement, prospectus or prospectus supplement (or an amendment or supplement thereto) with respect to any such registration; or

•	publicly announce any intention to do any of the foregoing.

The foregoing will not apply to the registration of the offer and sale of the offered ADSs and warrants in the Offering, and the sale of the offered ADSs and warrants in the Offering, in each case as contemplated by the PAA Agreement.

In addition, the foregoing restrictions shall not apply to (i) if the undersigned is an individual, dispositions solely in connection with the “cashless” exercise of stock options (the term “cashless” exercise being intended to include the sale or disposition of a portion of the option shares or previously owned shares to the Company to cover payment of the exercise price) for the purpose of exercising such stock options (including sales in respect of tax liabilities arising from such exercise and sale), provided that any Ordinary Shares, ADSs or other capital stock received upon such exercise shall be subject to all of the restrictions set forth herein, (ii) following completion of the Offering, transfers pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of the Company’s capital stock involving a change of control of the Company (including without limitation, the entering into any lock-up, voting or similar agreement pursuant to which the undersigned may agree to transfer, sell, tender or otherwise dispose of ADSs, Ordinary Shares or other such securities in connection with such transaction, or vote any ADSs or Ordinary Shares or other such securities in favor of any such transaction), provided that (A) Wainwright receives a signed letter agreement from the recipient of such ADSs, Ordinary Shares or other Related Securities, in the form hereof, for the balance of the Lock-Up Period with respect to any such ADSs, Ordinary Shares or other Related Securities, (B) in the event that after such tender offer, merger, consolidation or other similar transaction, any ADSs, Ordinary Shares or other Related Securities are not transferred, sold or tendered, such ADSs, Ordinary Shares or other Related Securities held by the undersigned shall remain subject to the provisions hereof, and (C) in the event that such tender offer, merger, consolidation or other such transaction is not completed, the ADSs, Ordinary Shares or other Related Securities held by the undersigned shall remain subject to the provisions hereof, (iii) if the undersigned is a corporation, partnership, limited liability company or other business entity, transfers (A) to another corporation, partnership, limited liability company or other business entity that is a direct or indirect affiliate (as described in Rule 405 promulgated under the Securities Act) of the undersigned or (B) to a shareholder, partner, member or other equity holder, as the case may be, of such corporation, partnership, limited liability company or other business entity if, in any such case, such transfer is not for value, (iv) the transfer of ADSs, Ordinary Shares or Related Securities by gift, or by will or intestate succession, (v) transfers pursuant to a so-called “living trust” or other revocable trust established to provide for the disposition of property on the undersigned’s death, in each case to any Family Member, or transfers to a Family Member or to a trust whose beneficiaries consist exclusively of one or more of the undersigned and/or one or more Family Members, (vi) by operation of law pursuant to a domestic order, negotiated divorce settlement or other court order, (vii) transfers or dispositions of Ordinary Shares or ADSs acquired in the Offering, (viii) transfers to the Company in connection with the repurchase of ADSs or Ordinary Shares in connection with the termination of the undersigned’s employment with the Company pursuant to contractual agreements with the Company as in effect as of the date of the Prospectus and (ix) exercises of warrants outstanding and held by the undersigned on the date hereof; provided, however, that in the cases of clauses (iii), (iv), (v), (vi), and (ix), it shall be a condition to such transfer that:

•

each donee, transferee or distributee executes and delivers to Wainwright an agreement in form and substance satisfactory to Wainwright stating that such donee, transferee or distributee is receiving and holding such ADSs, Ordinary Shares and/or Related Securities subject to the provisions of this letter agreement and agrees not to Sell or Offer to Sell such ADSs, Ordinary Shares and/or Related Securities, engage in any Swap or engage in any other activities restricted under this letter agreement except in accordance with this letter agreement (as if such donee, transferee or distributee had been an original signatory hereto); and

that in the cases of clauses (iii) through (ix), it shall be a condition to such transfer that:

•

prior to the expiration of the Lock-up Period, no public disclosure or filing under the Exchange Act or the Regulation (EU) No 596/2014 of the European Parliament and of the Council (Market Abuse Regulation) by any party to the transfer (donor, donee, transferor or transferee) shall be required, or made voluntarily, reporting a reduction in beneficial ownership of ADSs, Ordinary Shares or Related Securities in connection with such transfer.

Notwithstanding the foregoing, this letter agreement shall not restrict the delivery of ADSs, Ordinary Shares or Related Securities to the undersigned upon the vesting, conversion or exercise of any securities or other rights that are settled by or are convertible or exercisable into ADSs, Ordinary Shares or Related Securities in accordance with their terms; provided that such ADSs, Ordinary Shares or Related Securities delivered to the undersigned in connection with such settlement, conversion or exercise are subject to the restrictions set forth in this letter agreement.

The undersigned may enter into a written plan meeting the requirements of Rule 10b5-1 under the Exchange Act relating to the sale of ADSs, Ordinary Shares or other Related Securities of the Company, provided that the ADSs, Ordinary Shares or other Related Securities subject to such plan may not be sold and no public disclosure of any such plan shall be required or shall be voluntarily made by any person until after the expiration of the Lock-up Period.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s Depositary, transfer agent or registrar against the transfer of ADSs, Ordinary Shares and/or Related Securities held by the undersigned and the undersigned’s Family Members, if any, except in compliance with the foregoing restrictions.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of the offer and sale of any ADSs, Ordinary Shares and/or any Related Securities owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

The undersigned confirms that the undersigned has not, and has no knowledge that any Family Member has, directly or indirectly, taken any action designed to or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the ADSs. The undersigned will not, and will cause any Family Member not to take, directly or indirectly, any such action.

Whether or not the Offering occurs as currently contemplated or at all depends on market conditions and other factors. The Offering will only be made pursuant to the PAA Agreement, the terms of which are subject to negotiation between the Company and Wainwright.

The undersigned hereby represents and warrants that the undersigned has full power, capacity and authority to enter into this letter agreement. This letter agreement is irrevocable and will be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.

If (i) the Company notifies Wainwright in writing that it does not intend to proceed with the Offering, (ii) the PAA Agreement is not executed by the parties thereto on or prior to January 15, 2022, or (iii) the PAA Agreement (other than the provisions thereof that survive termination) terminates or is terminated prior to payment for and delivery of the securities to be sold thereunder, then this letter agreement shall automatically terminate and become null and void, and the undersigned shall automatically be released from its obligations under this letter agreement.

This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

Signature

Printed Name of Person Signing

(Indicate capacity of person signing if

signing as custodian or trustee, or on behalf

of an entity)

Certain Defined Terms

Used in Lock-up Agreement

For purposes of the letter agreement to which this Annex A is attached and of which it is made a part:

•	“Call Equivalent Position” shall have the meaning set forth in Rule 16a-1(b) under the Exchange Act.

•	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

•

“Family Member” shall mean the spouse of the undersigned, an immediate family member of the undersigned or an immediate family member of the undersigned’s spouse, in each case living in the undersigned’s household or whose principal residence is the undersigned’s household (regardless of whether such spouse or family member may at the time be living elsewhere due to educational activities, health care treatment, military service, temporary internship or employment or otherwise). “Immediate family member” as used above shall have the meaning set forth in Rule 16a-1(e) under the Exchange Act.

•

“Lock-up Period” means the period beginning on the date hereof and continuing through the close of trading on the date that is the 90th day immediately following the date of the Prospectus (as defined in the PAA Agreement).

•	“Put Equivalent Position” shall have the meaning set forth in Rule 16a-1(h) under the Exchange Act.

•

“Related Securities” shall mean any options or warrants or other rights to acquire ADSs or Ordinary Shares or any securities exchangeable or exercisable for or convertible into ADSs or Ordinary Shares, or to acquire other securities or rights ultimately exchangeable or exercisable for or convertible into ADSs or Ordinary Shares.

•	“Securities Act” shall mean the Securities Act of 1933, as amended.

•	“Sell or Offer to Sell” shall mean to:

•	sell, offer to sell, contract to sell or lend,

•	effect any short sale or establish or increase a Put Equivalent Position or liquidate or decrease any Call Equivalent Position

•	pledge, hypothecate or grant any security interest in, or

•	in any other way transfer or dispose of, in each case whether effected directly or indirectly.

•

“Swap” shall mean any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of ADSs, Ordinary Shares or Related Securities, regardless of whether any such transaction is to be settled in securities, in cash or otherwise.

Capitalized terms not defined in this Annex A shall have the meanings given to them in the body of this letter agreement.